Exhibit 99.1

SupportSoft Reports Fourth Quarter and Fiscal Year 2008 Financial Results

REDWOOD CITY, CA – February 11, 2009 — SupportSoft, Inc. (NASDAQ: SPRT), a provider of software and services that make technology work, today reported unaudited financial results for its fourth quarter and fiscal year ended December 31, 2008.

Q4 and 2008 Financial Summary

Total revenue for the fourth quarter of 2008 was $12.8 million, as compared to $12.8 million in the third quarter of 2008 and $12.6 million in the fourth quarter of 2007.

For the fourth quarter of 2008, Consumer revenue was $3.1 million as compared to $2.1 million in the third quarter of 2008 and $349,000 in the year ago quarter.

For the fourth quarter of 2008, Enterprise revenue was $9.7 million as compared to $10.7 million in the third quarter of 2008 and $12.3 million in the year ago quarter. Fourth quarter 2008 Enterprise revenue consisted of $3.1 million of license revenue, $4.0 million of maintenance revenue and $2.7 million of service revenue.

Total revenue for 2008 was $48.9 million as compared to $47.8 million in 2007. Consumer revenue for 2008 was $6.8 million, an increase of 549% from $1.1 million in 2007. Enterprise revenue was $42.1 million, a decrease of 10% from $46.8 million in 2007.

On a GAAP basis, net loss for the fourth quarter of 2008 was $6.8 million, or $(0.15) per share, compared to a net loss of $4.3 million, or $(0.09) per share, in the third quarter of 2008 and $5.8 million, or $(0.13) per share, in the fourth quarter of 2007. GAAP net loss for 2008 was $19.1 million, or $(0.41) per share, compared to a GAAP net loss of $21.4 million, or $(0.47) per share, for 2007.

Non-GAAP net loss for the fourth quarter of 2008 was $3.4 million, or $(0.07) per share, compared to a non-GAAP net loss of $3.1 million, or $(0.07) per share, in the third quarter of 2008 and $1.4 million, or $(0.03) per share, in the fourth quarter of 2007. Non-GAAP net loss for 2008 was $11.9 million, or $(0.26) per share, compared to a non-GAAP net loss of $12.4 million, or $(0.27) per share, for 2007. Non-GAAP results exclude stock compensation expenses, amortization/write-down of intangible assets and restructuring and impairment charges. These items totaled $3.3 million for the fourth quarter of 2008, $1.2 million for the third quarter of 2008, $4.4 million for the fourth quarter of 2007, $7.2 million in 2008, and $8.9 million in fiscal 2007. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

At December 31, 2008 cash and total investments (including the put option relating to auction rate securities) were $95.0 million, compared to $98.3 million at September 30, 2008.

“We finished the year with a solid fourth quarter featuring substantial Consumer revenue growth and continued non-GAAP profitability in Enterprise,” commented Josh Pickus, CEO of SupportSoft. “Looking forward to 2009, our key goals are achieving revenue growth and gross margin improvement for our Consumer segment, and maintaining non-GAAP profitability on lower revenue while introducing new products for our Enterprise segment,” said Pickus.

Recent Company Highlights

Consumer Segment

•	Consumer revenue growth of 47% from third quarter 2008

•	Office Depot 2008 Innovation Award for contributions to fast growing Tech Depot Services program

•	Progress in partner relationships with leading retailers and anti-virus provider

•	Launch of subscription offerings through support.com

Enterprise Segment

•	Continued non-GAAP profitability

•	License transactions with Verizon, Telefonica and digital service providers in Denmark, Switzerland, Italy and India

•	Introduction of new Dynamic Agent product

Other

•	Significant cost reductions through restructuring actions

Conference Call

SupportSoft will host a conference call discussing the Company’s fourth quarter 2008 results and first quarter 2009 activities on Wednesday, February 11, 2009 starting at 4:30 p.m. EST (1:30 p.m. PST). A live audio webcast and replay of the call will be available at the Investor Relations section of SupportSoft’s Web Site at http://www.supportsoft.com/Company/investor_relations.html. The live call may be accessed by dialing (888) 208-1812 (domestic) or (719) 325-2418 (international) and referencing passcode: 2756146. A replay of the call can also be accessed by dialing (888) 203-1112 (domestic) or (719) 457-0820 (international), and referencing passcode: 2756146.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements regarding our expected future performance as well as assumptions underlying or relating to such statements of expectation, all of which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We are subject to many risks and uncertainties that may materially affect our business and future performance and cause those forward-looking statements to be inaccurate. All statements in this press release, other than statements that are purely historical, are forward-looking statements. Words such as “outlook,” “anticipates,” “expects,” “believes,” “intends,” “plans,” “seeks,” “forecasts,”

“estimates,” “goal,” and similar expressions often identify such forward-looking statements. Forward-looking statements in this press release include, without limitation, the following: expectations regarding the progress of our collaboration with partners (including Office Depot) and the anticipated impact of those relationships on our business; anticipated increases in revenue and gross margin from our consumer operations; maintaining segment profitability in our enterprise segment despite anticipated decreases in revenue; assessments of our future growth; and our future plans, investments and opportunities.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in these forward-looking statements. These risks and uncertainties include, but are not limited to: our dependence on our third-party alliances and partnerships to help us provide our software and services to consumers; the potential that such partnerships take longer than we expect to produce revenue or do not produce revenue; the potential that delays or cancellation of third-party programs (including Office Depot) that include our software and services could decrease our revenues; our ability to achieve broad adoption and acceptance of our offerings; the impact of the global macroeconomic downturn on both segments of our business; our ability to profitably manage our enterprise business, including our professional services organization and its cost structure; the potential for a decrease in revenue in our enterprise segment caused by our reliance on a few large transactions that generally occur at the end of reporting periods; long sales cycles; the ability of our software to operate with hardware and software platforms that are used by our customers now or in the future; our ability to compete successfully in the consumer technology support market and the support automation software market; our limited experience in servicing consumers directly; our ability to manage headcount changes including reductions in force; our ability to manage home-based consumer technology support agents; our ability to successfully integrate any acquisitions; expectations regarding our international business; fluctuation in our quarterly results; diversion of management attention to strategic matters or litigation; our ability to accurately predict performance; our ability to attract and retain key employees; our ability to obtain sufficient patent protection; further weakness or changes in the market for auction rate securities; a determination, upon completion of further quarterly closing and review procedures, that the financial results for the first quarter are different than the results set forth in this press release; as well as other risks detailed from time to time in our SEC filings, including those described in the “Risk Factors” section in our most recent Annual Report on Form 10-K filed with the SEC on March 13, 2008. You can locate these filings on the Investor Relations page of our website, http://www.supportsoft.com/investors.

Statements included in this release are based upon information known to SupportSoft as of the date of this release, and SupportSoft assumes no obligation to publicly revise or update any forward-looking statement for any reason.

Disclosure Regarding Non-GAAP Financial Measures

SupportSoft has excluded stock-based compensation expenses, amortization/write-down of intangible assets and restructuring and impairment charges from its GAAP results in order to determine the non-GAAP financial measures of net income/loss and net income/loss per share. Each of the excluded items (as such items are applicable to particular time periods) is discussed in more detail below.

Stock-based compensation — we believe that the non-GAAP measures, excluding stock-based compensation expenses, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations. Management excludes stock-based compensation expense when evaluating its performance from period to period because such expenses do not require cash settlement and because such expenses are not used by management to assess the performance of the Company’s business.

Amortization/write-down of intangible assets — the Company does not acquire businesses on a predictable cycle; therefore management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance. The Company also excludes such charges as they represent non-cash expenses.

Restructuring and impairment charges — we believe the non-GAAP measures, excluding restructuring and impairment charges, provide meaningful supplemental information to investors in understanding our ongoing operational costs and expenses, without the broad-based termination costs that comprised our restructuring expense. The Company does not undertake significant restructurings on a predictable basis and, as result, excludes associated charges in order to enable better and more consistent evaluation of the Company’s operating expenses before and after such actions are taken.

SupportSoft uses these non-GAAP financial measures internally to evaluate its performance from period to period and against the performance of other software companies, many of which present similar non-GAAP financial measures. We also believe that investors benefit from seeing “through the eyes of management” as our operating budgets and compensation programs are based on the non-GAAP financial measures we present in this press release.

Finally, SupportSoft believes the non-GAAP measures provide useful supplemental information for investors to evaluate our operating results in the same manner as the research analysts that follow SupportSoft, all of whom present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by the Company facilitate an “apples to apples” comparison of our performance with the financial projections published by the analysts.

The economic substance behind our decision to use such non-GAAP measures is that such measures approximate our controllable operating performance more closely than the most directly comparable GAAP financial measures.

The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures do not reflect the full economic impact of the Company’s activities and reliance solely on non-GAAP measures may lead management to make business decisions with unanticipated economic consequences on the Company’s GAAP financial results. We compensate for this limitation by not relying exclusively on non-GAAP financial measures to make business decisions. We also continuously reevaluate which non-GAAP measures are appropriate.

Amounts related to the fourth quarter of 2008 are subject to completion of management’s and its independent registered public accounting firm’s customary closing and review procedures.

About SupportSoft

SupportSoft (NASDAQ: SPRT) provides software and services that make technology work. The Company’s solutions reduce technology support costs, improve customer satisfaction and enable new revenue streams for companies reaching 50 million users worldwide. The Company also provides Instant Technology Relief® to consumers and small businesses through a series of channel partners and www.support.com. For more information about the Company and its enterprise offerings, visit http://www.supportsoft.com; for Instant Technology Relief from consumer and small business technology problems, visit www.support.com.

SUPPORTSOFT, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended			Year Ended
	December 31, 2008(1)	September 30, 2008(1)	December 31, 2007(2)	December 31,
				2008(1)	2007(2)
Revenues:
License	$3,081	$2,861	$4,055	$11,813	$15,780
Maintenance	3,997	3,987	4,050	15,881	16,084
Services	2,661	3,822	4,166	14,365	14,888
Consumer	3,107	2,110	349	6,811	1,050

Total revenues	12,846	12,780	12,620	48,870	47,802
Costs and expenses:
Cost of license	134	60	76	337	218
Cost of maintenance	420	454	554	1,848	2,424
Cost of services	2,587	3,291	3,801	12,775	14,953
Cost of consumer	3,870	2,561	1,143	9,494	4,433
Amortization/write-down of intangible assets	41	71	1,999	202	2,815
Research and development	1,936	2,079	2,067	8,175	8,771
Sales and marketing	5,048	5,179	6,146	21,458	27,648
General and administrative	2,309	2,245	1,650	8,691	7,631
Restructuring and impairment charges	1,885	—	1,172	1,885	1,190
Stock-based compensation	1,417	1,154	1,211	5,078	4,943

Total costs and expenses	19,647	17,094	19,819	69,943	75,026
Loss from operations	(6,801)	(4,314)	(7,199)	(21,073)	(27,224)
Interest income and other, net	177	158	1,506	2,506	6,526

Income (Loss) before income taxes	(6,624)	(4,156)	(5,693)	(18,567)	(20,698)
Provision for income taxes	(164)	(184)	(113)	(539)	(671)

Net loss	$(6,788)	$(4,340)	$(5,806)	$(19,106)	$(21,369)

Net loss per share:
Basic	$(0.15)	$(0.09)	$(0.13)	$(0.41)	$(0.47)

Diluted	$(0.15)	$(0.09)	$(0.13)	$(0.41)	$(0.47)

Shares used in computing per share amounts:
Basic	46,142	46,119	46,069	46,098	45,610

Diluted	46,142	46,119	46,069	46,098	45,610

Allocation of restructuring and impairment charges:
Cost of maintenance	—	—	82	—	82
Cost of service	212	—	58	212	66
Cost of consumer	5	—	169	5	175
Research and development	137	—	160	137	160
Sales and marketing	1,006	—	675	1,006	679
General and administrative	525	—	28	525	28

Total restructuring and impairment charges	1,885	—	1,172	1,885	1,190

Allocation of stock-based compensation:
Cost of maintenance	23	19	21	82	80
Cost of service	180	133	193	665	757
Cost of consumer	47	21	—	116	—
Research and development	173	152	143	584	510
Sales and marketing	517	460	454	1,841	1,885
General and administrative	477	369	400	1,790	1,711

Total stock-based compensation	1,417	1,154	1,211	5,078	4,943

Note 1: 2008 amounts are subject to completion of management’s and its independent registered public accounting firm’s customary closing and review procedure.

Note 2: In January 2008, we recognized the Company and created two business segments, Consumer and Enterprise.

Prior to 2008, the Company conducted its business in one segment Revenue and cost of revenue are provided on a segment basis, all other operating expenses are incorporated into he overall company results for these periods. See the segment information table included in this press release for more information.

SUPPORTSOFT, INC.

RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended			Year Ended
	December 31, 2008	September 30, 2008	December 31, 2007	December 31,
				2008	2007
GAAP costs and expenses	$19,647	$17,094	$19,819	$69,943	$75,026
Amortization/write-down of intangible assets	(41)	(71)	(1,999)	(202)	(2,815)
Restructuring and impairment charges	(1,885)	—	(1,172)	(1,885)	(1,190)
Stock-based compensation	(1,417)	(1,154)	(1,211)	(5,078)	(4,943)

Non-GAAP costs and expenses	16,304	15,869	15,437	62,778	66,078
GAAP loss from operations	(6,801)	(4,314)	(7,199)	(21,073)	(27,224)
Amortization/write-down of intangible assets	41	71	1,999	202	2,815
Restructuring and impairment charges	1,885	—	1,172	1,885	1,190
Stock-based compensation	1,417	1,154	1,211	5,078	4,943

Non-GAAP loss from operations	(3,458)	(3,089)	(2,817)	(13,908)	(18,276)
GAAP income (loss) before income taxes	(6,624)	(4,156)	(5,693)	(18,567)	(20,698)
Amortization/write-down of intangible assets	41	71	1,999	202	2,815
Restructuring and impairment charges	1,885	—	1,172	1,885	1,190
Stock-based compensation	1,417	1,154	1,211	5,078	4,943

Non-GAAP income (loss) before income taxes	(3,281)	(2,931)	(1,311)	(11,402)	(11,750)
GAAP net loss	$(6,788)	$(4,340)	$(5,806)	$(19,106)	$(21,369)
Amortization/write-down of intangible assets	41	71	1,999	202	2,815
Restructuring and impairment charges	1,885	—	1,172	1,885	1,190
Stock-based compensation	1,417	1,154	1,211	5,078	4,943

Non-GAAP net income (loss)	$(3,445)	$(3,115)	$(1,424)	$(11,941)	$(12,421)

Basic net income (loss) per share
GAAP	$(0.15)	$(0.09)	$(0.13)	$(0.41)	$(0.47)
Non-GAAP	$(0.07)	$(0.07)	$(0.03)	$(0.26)	$(0.27)
Diluted net income (loss) per share
GAAP	$(0.15)	$(0.09)	$(0.13)	$(0.41)	$(0.47)
Non-GAAP	$(0.07)	$(0.07)	$(0.03)	$(0.26)	$(0.27)
Shares used in computing per share amounts (GAAP)
Basic	46,142	46,119	46,069	46,098	45,610
Diluted	46,142	46,119	46,069	46,098	45,610
Shares used in computing per share amounts (Non-GAAP)
Basic	46,142	46,119	46,069	46,098	45,610
Diluted	46,142	46,119	46,069	46,098	45,610

The adjustments above reconcile the Company’s GAAP financial results to the non-GAAP financial measures used by the Company. The Company’s non-GAAP financial measures exclude restructuring and impairment charges, stock-based compensation and amortization/write-down of intangible assets from the GAAP financial results. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company’s GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures. See the text of this press release for more information on non-GAAP financial measures.

2008 amounts are subject to completion of management’s and its independent registered public accounting firm’s customary closing and review procedures.

SUPPORTSOFT, INC.

GAAP CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31, 2008 (1)	September 30, 2008 (1)	December 31, 2007 (2)
	(unaudited)	(unaudited)	(audited)
Assets
Current assets:
Cash, cash equivalents and short-term investments	$72,090	$76,069	$112,940
Accounts receivable, net	10,384	8,157	10,087
Prepaid expenses and other current assets	1,642	2,153	2,531

Total current assets	84,116	86,379	125,558

Long-term investments	15,766	22,212	—
Auction rate security put option	7,148	—	—
Property and equipment, net	1,275	1,675	2,086
Goodwill	12,646	12,646	9,792
Purchased technology	1,318	1,375	—
Intangible assets, net	417	459	340
Other assets	900	573	682

Total assets	$123,586	$125,319	$138,458

Liabilities and Stockholders’ Equity
Liabilities:
Accounts payable and accrued compensation	$3,019	$2,384	$2,781
Other accrued liabilities	3,534	3,032	3,421
Deferred revenue	10,119	8,784	10,502
Other long-term liabilities	1,468	1,101	892

Total liabilities	$18,140	$15,301	$17,596

Stockholders’ equity:
Common stock	$5	$5	$5
Additional paid-in-capital	217,647	216,230	212,188
Accumulated other comprehensive loss	(2,541)	(3,340)	(772)
Accumulated deficit	(109,665)	(102,877)	(90,559)

Total stockholders’ equity	$105,446	$110,018	$120,862

Total liabilities and stockholders’ equity	$123,586	$125,319	$138,458

Note 1: 2008 amounts are subject to completion of management’s and its independent registered public accounting firm’s customary closing and review procedures.

Note 2: Derived from audited financial statements.

SUPPORTSOFT, INC.

SEGMENT INFORMATION

(in thousands)

(unaudited)

	Three Months Ended December 31, 2008
	Enterprise	Consumer	Corporate	Consolidated Total
Revenue:
License	$3,081	$—	$—	$3,081
Maintenance	3,997	—	—	3,997
Services	2,661	—	—	2,661
Consumer	—	3,107	—	3,107

Total revenue	9,739	3,107	—	12,846

Segment operating costs and expenses	(6,688)	(7,307)	—	(13,995)
Amortization of intangible assets	—	(41)	—	(41)
Common corporate expenses	—	—	(2,309)	(2,309)
Restructuring and impairment charges	(690)	(670)	(525)	(1,885)
Stock-based compensation	(523)	(417)	(477)	(1,417)
Interest income and other, net	—	—	177	177

Income (loss) before income taxes	$1,838	$(5,328)	$(3,134)	$(6,624)

	Twelve Months Ended December 31, 2008
	Enterprise	Consumer	Corporate	Consolidated Total
Revenue:
License	$11,813	$—	$—	$11,813
Maintenance	15,881	—	—	15,881
Services	14,365	—	—	14,365
Consumer	—	6,811	—	6,811

Total revenue	42,059	6,811	—	48,870

Segment operating costs and expenses	(29,758)	(24,329)	—	(54,087)
Amortization of intangible assets	(90)	(112)	—	(202)
Common corporate expenses	—	—	(8,691)	(8,691)
Restructuring and impairment charges	(690)	(670)	(525)	(1,885)
Stock-based compensation	(1,789)	(1,499)	(1,790)	(5,078)
Interest income and other, net	—	—	2,506	2,506

Income (loss) before income taxes	$9,732	$(19,799)	$(8,500)	$(18,567)

Consumer Segment. In our Consumer segment, we provide premium technology support to consumers over the phone and the internet for a fee. We offer our services to consumers through retailers and other companies who provide technology products and services to consumers. We also provide our services directly to consumers through www.support.com.

Enterprise Segment. Our Enterprise customers use our software to resolve technical problems for their customers. Digital service providers use our products to automate the installation, activation and verification of broadband services, to reduce the cost and improve the quality of support for customers, and to enable the remote management of devices located at customer premises. Corporate IT departments and IT outsourcing firms use our software to improve the cost-effectiveness and efficiency of their support through an integrated portfolio of proactive service, self service and assisted service products.

Corporate. This category consists of common corporate expenses such as general and administrative expenses, interest income, and other income or expenses, which are items that we do not allocate to our business segments.

2008 amounts are subject to completion of management’s and its independent registered public accounting firm’s customary closing and review procedures.

Investor Contact

Carolyn Bass and Daniel Wood

Market Street Partners

(415) 445-3235

sprt@marketstreetpartners.com

Media Contact

Renee Gray

SupportSoft, Inc.

(512) 985-5205

renee.gray@supportsoft.com